UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 13, 2010 (May 12, 2010)

Seahawk Drilling, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-34231	72-1269401
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5 Greenway Plaza, Suite 2700, Houston, Texas 77046

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (713) 369-7300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.	Submission of Matters to a Vote of Security Holders.

Seahawk Drilling, Inc. (the “Company”) held its Annual Meeting of Stockholders on May 12, 2010 (the “Annual Meeting”). The stockholders of the Company voted on two proposals at the Annual Meeting, both of which were approved pursuant to the following final voting results from the Annual Meeting:

1.	To elect the following individuals as Class I directors, each for a three-year term:

	FOR	WITHHELD	ABSTAIN
Randall D. Stilley	7,156,679	1,247,664	0
Stephen A. Snider	7,158,168	1,246,175	0

There were no broker non-votes on this matter.

2.	To ratify the appointment of KPMG LLP as the Company’s independent public accounting firm for 2010.

FOR	AGAINST	ABSTAIN
9,093,220	96,046	7,717

There were no broker non-votes on this matter.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SEAHAWK DRILLING, INC.

Date: May 13, 2010	By:	/S/ ALEJANDRO CESTERO
Alejandro Cestero
Senior Vice President, General Counsel, Chief Compliance Officer and Secretary

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